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                                                                    EXHIBIT 23.6

           CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS

     As independent petroleum engineers, we hereby consent to the incorporation by reference in the Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-78265) of Santa Fe Snyder Corporation of our report in Santa Fe Energy Resources, Inc.'s Annual Report on Form 10-K/A for the year ended December 31, 1998.


                                       /s/ RYDER SCOTT COMPANY, L.P.
                                       -------------------------------
                                           RYDER SCOTT COMPANY, L.P.

Houston, Texas
July 7, 1999